                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: WEBVAN GROUP, INC.                   Case No. 01-2404
       ------------------                            -------------------------
                                            Reporting Period: July 16-31, 2001
                                                              ----------------

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------- -------------------- ------------ -------------
                                                                                             Document    Explanation
REQUIRED DOCUMENTS                                                          Form No.         Attached      Attached
---------------------------------------------------------------------- -------------------- ------------ -------------
Schedule of Cash Receipts and Disbursements                            MOR-1                    |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)            |X|          |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of bank statements                                                                    |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Cash disbursements journals                                                                  |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Statement of Operations                                                MOR-2                    |X|          |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Balance Sheet                                                          MOR-3                    |X|          |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Status of Postpetition Taxes                                           MOR-4                    |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of IRS Form 6123 or payment receipt                                                   |X|          |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of tax returns filed during reporting period                                          |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Summary of Unpaid Postpetition Debts                                   MOR-4                    |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Listing of aged accounts payable                                                             |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Accounts Receivable Reconciliation and Aging                           MOR-5                    |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Debtor Questionnaire                                                   MOR-5                    |X|
---------------------------------------------------------------------- -------------------- ------------ -------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------         ---------------------------------
Signature of Debtor                            Date


--------------------------------------         ---------------------------------
Signature of Joint Debtor                      Date


/s/ Mark Holtzman                              August 21, 2001
--------------------------------------         ---------------------------------
Signature of Authorized Individual*            Date


Mark Holtzman                                  Vice President & Controller
--------------------------------------         ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR-
                                                                          (9/99)

WEBVAN GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
JULY 2001
(Dollars in Thousands)

                                                        July 16 --
                                                      July 31, 2001
                                                    ----------------
Cash Beginning of Month                                      18,325

       RECEIPTS

          Cash Sales                                              -
          Accounts Receivable                                   909
          Sale of Assets                                          -
          Other:
              Interest/Dividends                                 81
              Returned Deposits                                 (60)
              Chargebacks                                       536
                                                    ----------------
              Total Cash Receipts                             1,466

       DISBURSEMENTS

              Net Payroll                                    (1,199)
              Payroll Taxes & Benefits                         (241)
              Sales, Use, and Other Taxes                      (706)
              Insurance                                           -
              Inventory Purchases                                 -
              Secured/Rental/Leases                              (1)
              Administrative & Selling                          (81)
              Professional Fees                                   -
              U.S. Trustee Fees                                   -
              Court Costs                                         -
                                                    ----------------
              Total Disbursements                            (2,228)

          Net Cash Flow                                        (762)

Cash End of Month                                            17,563

                                     1 of 2

WEBVAN GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
JULY 2001
(Dollars in Thousands)


                                                                     July 2001
Total Disbursements                                                        2,228
   Less: Transfers to Debtor In Possession Accounts                            -
   Plus: Estate Disbursements Made by Outside Sources                          -
                                                                  ---------------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees            2,228

                                     2 of 2

WEBVAN GROUP, INC.
BANK RECONCILIATION
As of July 31, 2001
Dollars in Thousands

                             -----------------------------------------------------------------------------------------------
                                Operating    Operating      Operating         Operating         Operating       Payroll
                               4187-298286   901000571   1-535-9097-8067   1-535-0179-2367   0032-7339-4587   4038-330031
                             -----------------------------------------------------------------------------------------------
BALANCE PER BOOKS                   2,356          113             80                 -                 -            374

BANK BALANCE                        2,457          116             80                 -                (0)           478

Plus: Deposits in Transit               -            -              -                 -                 -              -

Less: Outstanding Checks             (102)          (3)             -                 -                 -           (104)

Other                                   -            -              -                 -                 0              -

                             -----------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE               2,356          113             80                 -                 -            374
                             -----------------------------------------------------------------------------------------------


                             --------------
                              Payroll (ZBA)
                               4038-143145
                             --------------
BALANCE PER BOOKS                       -

BANK BALANCE                            -

Plus: Deposits in Transit               -

Less: Outstanding Checks                -

Other                                   -

                             --------------
ADJUSTED BANK BALANCE                   -
                             --------------



 Notes:
 [A]  Reconciliation to Ending Cash on Receipts and Disbursements Schedule
         Balance per Books                      $ 18,675
          Operating Account (4187-298286)           (575)[B]
          Operating Account (901000571)             (113)[C]
          Payroll                                   (374)[D]
          Returned Item                              (50)[E]
                                         ----------------
         Balance per Books-Cash Schedule        $ 17,563
 [B] On 7/31, a wire of $575 was initiated but did not appear on the bank statement until 8/1.
 [C] This operating account was not included in the cash model as of 7/31. Funds were transferred to the main operating account on 8/3.
 [D] The cash model assumes that payroll is pre-funded to the payroll account each week, therefore the payroll account balance is not included in the cash model cash balance.
 [E] On 7/31, the bank returned an item that was captured in the cash model, but not in the company's books until August.

                                     1 of 3

WEBVAN GROUP, INC.
BANK RECONCILIATION
As of July 31, 2001
Dollars in Thousands

                             ----------------------------------------------------------------------------------------------------
                                 Payroll (ZBA)    Payroll (ZBA)   Merchant (ZBA)  Merchant (ZBA)  Merchant (ZBA)  Merchant (ZBA)
                                  4496-817172      4496-846338      4496-844655     4047-100029     4496-844663     4496-838996
                             ----------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                           -                -               -               -               -               -

BANK BALANCE                                -                -               -               -               -               -

Plus: Deposits in Transit                   -                -               -               -               -               -

Less: Outstanding Checks                    -                -               -               -               -               -

Other                                       -                -               -               -               -               -

                             ----------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                       -                -               -               -               -               -
                             ----------------------------------------------------------------------------------------------------


                             ----------------------------------
                               Merchant (ZBA)  Merchant (ZBA)
                                4496-857293     4496-847294
                             ----------------------------------
BALANCE PER BOOKS                        -               -

BANK BALANCE                             -               -

Plus: Deposits in Transit                -               -

Less: Outstanding Checks                 -               -

Other                                    -               -

                             ----------------------------------
ADJUSTED BANK BALANCE                    -               -
                             ----------------------------------


                                     2 of 3

WEBVAN GROUP, INC.
BANK RECONCILIATION
As of July 31, 2001
Dollars in Thousands

                             -------------------------------------------------------------------------------------------------
                              Merchant (ZBA)  Merchant (ZBA)    Investment      Investment       Supervalue
                               4496-893256    1-535-9125-9095    14-78C43        18051631            CD              Totals
                             -------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                       -               -          14,684             209             860          18,675

BANK BALANCE                            -               -          14,684             209             860          18,883

Plus: Deposits in Transit               -               -               -               -               -               -

Less: Outstanding Checks                -               -               -               -               -            (209)

Other                                   -               -              (0)              -               -               0

                             -------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   -               -          14,684             209             860          18,675
                             -------------------------------------------------------------------------------------------------

                                     3 of 3

WEBVAN GROUP, INC.
POST-PETITION DISBURSEMENTS BY CHECK
JULY 2001

 Check Number   Date                 Payee                    Amount
 ------------------------------------------------------------------------
 080001      2001-07-20 Swan Refrigeration                        668.75
 080002      2001-07-24 Burns International Security            1,596.00
 080003      2001-07-24 Pinkerton                              14,753.72
 080004      2001-07-24 Illinois Dept of Revenue               86,636.00
 080005      2001-07-25 Internal Revenue Service                  538.00
 080006      2001-07-25 State of WA Dept of Revenue            44,841.42
 080007      2001-07-26 Southern CA Edison                     22,500.00
 080008      2001-07-26 Southern CA Edison                     22,500.00
 080009                 Office Team                                 VOID
 080010      2001-07-26 Office Team                               864.50
 080011      2001-07-26 American Trash                          1,300.00
 080012      2001-07-26 R.R. Donnelly                             400.00
 080013      2001-07-27 Bud Grebey                              1,661.89
 080014      2001-07-27 Pinkerton                               6,045.28
 080015      2001-07-30 Allen Arthur                              105.24
 080016      2001-07-30 Flynn Justice                             635.32
 080017      2001-07-30 George Colliat                            195.31
 080018      2001-07-30 George Pastrana                             VOID
 080019                 Leslie Guilland                             VOID
 080020      2001-07-30 Mary Alice Taylor                         602.50
 080021      2001-07-30 Matthew Cook                              345.07
 080022      2001-07-30 Narasimha Rao                             115.87
 080023      2001-07-30 Robert Schaff                             183.00
 080024      2001-07-30 Sandra Evans                              183.56
 080025      2001-07-30 Tom Amezquita                             246.79
 080026      2001-07-31 Valarie Zhang                             321.45
 080027      2001-07-31 Roadway Express                           342.98
 080028      2001-07-31 Tami Lamp                                 372.78
 080029      2001-07-31 Kathy Weibel                              357.07
 080030      2001-07-31 David Loria                                39.27
 080031      2001-07-31 Elizabeth Aguirre                           5.00
 080032      2001-07-31 Greg Jaworski                              14.95
                                                         ----------------
                                                            $ 208,371.72


                                     1 of 2

WEBVAN GROUP, INC.
POST-PETITION DISBURSEMENTS BY WIRE
JULY 2001


              Vendor                   Vendor Category          Amount          Date
------------------------------------------------------------------------------------------
ZBA Debit                          Payroll                        8,384.74      7/18/2001
Wells Fargo Bank Service Charge    Professional Services          4,962.45      7/20/2001
ADP                                Payroll                      495,483.23      7/20/2001
ADP                                Payroll                      495,483.23      7/20/2001
Merrill Lynch                      Payroll Taxes and Benefits   114,167.92      7/23/2001
Merrill Lynch                      Payroll Taxes and Benefits   125,794.32      7/23/2001
Merrill Lynch                      Payroll Taxes and Benefits       931.73      7/23/2001
ADP                                Payroll                      200,000.00      7/27/2001
Board of Equalization              Taxes                        574,764.00      7/31/2001
                                                            ---------------
                                                            $ 2,019,971.62

                                     2 of 2

WEBVAN GROUP, INC.
STATEMENT OF OPERATIONS
JULY 2001
(Dollars in Thousands)

                                               July 16 --
                                              July 31, 2001        Notes
                                             ----------------    -----------
REVENUES                                                   -

COST OF GOODS SOLD                                         -

OPERATING EXPENSES                                                   [A]

       Net Payroll                                    (1,199)
       Payroll Taxes & Benefits                         (241)
       Sales, Use, and Other Taxes                      (706)
       Insurance                                           -
       Inventory Purchases                                 -
       Secured/Rental/Leases                              (1)
       Administrative & Selling                          (81)
                                             ----------------
       Total Operating Expenses                       (2,228)


OTHER INCOME AND EXPENSES                                  -

REORGANIZATION ITEMS

       Professional Fees                                   -
       U.S. Trustee Fees                                   -
       Court Costs                                         -
                                             ----------------
       Total Reorganization Items                          -

NET PROFIT/(LOSS)                                     (2,228)


Notes:
[A] This statement of operations represents cash disbursements during the period 7/16- 7/31. Certain Operating Expenses may have been accrued for in prior periods.


                                     1 of 1

                        Webvan Group, Inc. and Subsidiary
                           Consolidated Balance Sheet
                                 (in thousands)

                                                             July 31, 2001              July 13, 2001
                                                             -------------              -------------
 Assets

     Current Assets
       Cash and Equivalents                                           $ 18,674                   $ 20,050
       Accounts Receivable, Net                                          1,304                      1,705
       Inventories                                                       5,061                      6,480
       Prepaid Expenses and other current assets                         6,425                      7,656
                                                          ---------------------      ---------------------
              Total current assets                                      31,465                     35,892
     Property, Equipment and Leasehold Improvements, Net               283,335                    283,948
     Goodwill                                                          690,926                    690,926
     Loan Fees,Net                                                      18,843                     18,843
     Investments                                                         3,000                      3,000
     Deposits and other long term assets                                 8,351                      8,310
     Restricted Cash                                                    13,411                     13,411

                                                          ---------------------      ---------------------
 Total Assets                                                      $ 1,049,332                $ 1,054,330
                                                          =====================      =====================


 Liabilities and Stockholders' Equity

     Current Liabilities
       Accounts payable                                                  $ 120                    $ 9,716
       Accrued liabilities                                                   -                     24,352
       Other current liabilities                                             -                         29
       Current portion of capital lease obligation                           -                      5,797
       Current portion of long-term debt                                     -                      8,584
                                                          ---------------------      ---------------------
              Total Current Liabilities                                    120                     48,478
     Deferred Rent                                                           -                      4,804
     Capital Lease obligations                                               -                     19,393
     Long-Term Debt                                                          -                      5,750
     Other Long-Term Liabilities                                             -                      8,927
     Liabilities Subject to Compromise                                  84,724
     Redeemable Common Stock                                                 -                          -
     Stockholders' Equity                                              964,488                    966,978
                                                          ---------------------      ---------------------
 Total Liabilities and Stockholders' Equity                        $ 1,049,332                $ 1,054,330
                                                          =====================      =====================



Notes:
-----
Property, Plant & Equipment (PP&E) is listed at net book value, which does not indicate liquidation value. The liquidation value of PP&E as well as goodwill is likely to differ significantly from the stated values. As a result, the stockholder's equity value should not be relied upon as an indication of equity value.

WEBVAN GROUP, INC.
SUMMARY of POST-PETITION TAXES


                                                                                                                               Notes
                                                                                                                               -----
                                            Beginning          Amount            Amount           Date              Ending
                                         Tax Liability    Withheld/Accrual        Paid            Paid          Tax Liability   [A]
                                         -------------------------------------------------------------------------------------
Federal
    Withholding                                      -          159,969          (159,969)   July 20 & 27                   -
    FICA--Employee                                   -           31,591           (31,591)   July 20 & 27                   -
    FICA--Employer                                   -           38,770           (38,770)   July 20 & 27                   -
    Federal Unemployment                             -               41               (41)   July 20 & 27                   -
    Income                                           -                3                (3)   July 20 & 27                   -
                                         -------------------------------------------------                  ------------------
       Total Federal Taxes                           -          230,373          (230,373)                                  -

State and Local
    Withholding                                      -           45,131           (45,131)   July 20 & 27                   -
    Sales                                      706,241                -          (706,241)                                  -
    Unemployment                                     -            1,378            (1,378)   July 20 & 27                   -
    Real/Personal Property & Corp. Tax         668,342                -                 -                             668,342
                                         -------------------------------------------------                  ------------------
       Total State and Local                 1,374,583           46,509           (46,509)                            668,342

    Total Taxes                              1,374,583          276,882          (276,882)                            668,342
                                         =================================================                  ==================

Notes:
[A] All payroll taxes are paid on behalf of the Debtors by ADP. See attached ADP summaries for details.

                                     1 of 1

WEBVAN GROUP, INC.
POST-PETITION A/P AGING
July 31, 2001
(dollars in thousands)

                                            Current     0 - 30 Days    31 - 60 Days    61 - 90 Days   Over 90 Days       Total
                                         -------------  -----------    ------------    ------------   ------------      --------
Taxes                                           $ -           $ -             $ -             $ -            $ -            $ -
Insurance                                         -             -               -               -              -              -
Rent/Leases - Building                           81             -               -               -              -             81
Rent/Leases - Equipment                           -             -               -               -              -              -
Utilities                                        25             -               -               -              -             25
Office Services                                   -             -               -               -              -              -
Supplies                                          -             -               -               -              -              -
Travel                                            2             -               -               -              -              2
Professional Services                            12             -               -               -              -             12
Administrative & Selling                          -             -               -               -              -              -
U.S. Trustee Fees                                 -             -               -               -              -              -
Court Costs                                       -             -               -               -              -              -
Other                                             -             -               -               -              -              -
                                         ---------------------------------------------------------------------------------------
                                                120             -               -               -              -            120


  Total Post Petition Accounts Payable        $ 120           $ -             $ -             $ -            $ -          $ 120
                                         =======================================================================================

WEBVAN GROUP, INC.
ACCOUNTS RECEIVABLE AGING SUMMARY
Dollars in Thousands

                                                                                               Gross     Reserve      Net
      Total Accounts Receivable at the beginning of the reporting period                       3,605     (1,797)     1,808
         + Amounts billed during the period                                                        -          -          -
         - Amounts Collected during the period                                                  (722)         -       (722)
         + Positive adjustments                                                                    -          -          -
         - Write offs/negative adjustments                                                      (152)       370        218
                                                                                          ---------------------------------
      Total Accounts Receivable at the end of the reporting period                             2,731     (1,427)     1,304



      Webvan Trade Receivables Aging Summary

         -------------------------
         $ Amount
         -------------------------
         DESC         Total
         -------------------------
         Current              152
         31-60                 44
         61-90+                 1
         -------------------------
         Grand Total          197
         -------------------------



      Webvan Vendor Receivables Aging


         -------------------------
         $ Amount
         -------------------------
         Aging Cat    Total
         -------------------------
         FY 2000              509
         Q1 2001              924
         Q2/3 2001            648
         -------------------------
         Grand Total        2,081
         -------------------------

                                     1 of 2

WEBVAN GROUP, INC.
ACCOUNTS RECEIVABLE AGING SUMMARY
Dollars in Thousands

      Accounts Receivable Reconciliation
         Total Vendor Accounts Receivable                   $ 2,081  (aging above)
         Total Credit Card Accounts Receivable                  386  (all current)
         Total Trade Accounts Receivable                        197  (aging above)
         Due from Bank - Credit Card Reserve                     67  (all current)
                                                       -------------
         AR (Gross)                                           2,731
         Less Reserves                                            -
                                                       -------------
         AR Per Balance Sheet                               $ 2,731
                                                       =============

                                     2 of 2

Webvan Group, Inc.
Debtor Questionnaire

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

     The debtor ceased operations on July 9, four days before the petition date. In the days that followed the shutdown, the debtor sold perishable items in order to maximize value from items that would have no value if kept longer than a week. Accordingly, small amounts of perishable items may have been sold during the first few days after the petition date. To the best of my knowledge no other assets were sold or transferred during the reporting period.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

     No.

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

     The debtor filed federal and state income tax returns, as well as state sales tax returns. The debtor has received a few local tax returns for deminimis amounts which have not yet been filed.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

     Yes.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: WEBVAN OPERATIONS, INC.              Case No. 01-2405
       -----------------------                       -------------------------
                                            Reporting Period: July 16-31, 2001
                                                              ----------------

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------- -------------------- ------------ -------------
                                                                                             Document    Explanation
REQUIRED DOCUMENTS                                                          Form No.         Attached      Attached
---------------------------------------------------------------------- -------------------- ------------ -------------
Schedule of Cash Receipts and Disbursements                            MOR-1                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)                         |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of bank statements                                                                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Cash disbursements journals                                                                               |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Statement of Operations                                                MOR-2                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Balance Sheet                                                          MOR-3                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Status of Postpetition Taxes                                           MOR-4                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of IRS Form 6123 or payment receipt                                                                |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of tax returns filed during reporting period                                                       |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Summary of Unpaid Postpetition Debts                                   MOR-4                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Listing of aged accounts payable                                                                          |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Accounts Receivable Reconciliation and Aging                           MOR-5                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Debtor Questionnaire                                                   MOR-5                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------         ---------------------------------
Signature of Debtor                            Date


--------------------------------------         ---------------------------------
Signature of Joint Debtor                      Date


/s/ Mark Holtzman                              August 21, 2001
--------------------------------------         ---------------------------------
Signature of Authorized Individual*            Date


Mark Holtzman                                  Vice President & Controller
--------------------------------------         ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR-
                                                                          (9/99)

Webvan Operations, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: WEBVAN BAY AREA                      Case No. 01-2406
       ---------------                               -------------------------
                                            Reporting Period: July 16-31, 2001
                                                              ----------------

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------- -------------------- ------------ -------------
                                                                                             Document    Explanation
REQUIRED DOCUMENTS                                                          Form No.         Attached      Attached
---------------------------------------------------------------------- -------------------- ------------ -------------
Schedule of Cash Receipts and Disbursements                            MOR-1                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)                         |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of bank statements                                                                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Cash disbursements journals                                                                               |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Statement of Operations                                                MOR-2                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Balance Sheet                                                          MOR-3                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Status of Postpetition Taxes                                           MOR-4                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of IRS Form 6123 or payment receipt                                                                |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of tax returns filed during reporting period                                                       |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Summary of Unpaid Postpetition Debts                                   MOR-4                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Listing of aged accounts payable                                                                          |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Accounts Receivable Reconciliation and Aging                           MOR-5                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Debtor Questionnaire                                                   MOR-5                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------         ---------------------------------
Signature of Debtor                            Date


--------------------------------------         ---------------------------------
Signature of Joint Debtor                      Date


/s/ Mark Holtzman                              August 21, 2001
--------------------------------------         ---------------------------------
Signature of Authorized Individual*            Date


Mark Holtzman                                  Vice President & Controller
--------------------------------------         ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR-
                                                                          (9/99)

Webvan Bay Area
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: HOMEGROCER.COM, INC.                  Case No. 01-2407
       --------------------                           -------------------------
                                             Reporting Period: July 16-31, 2001
                                                               ----------------

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------- -------------------- ------------ -------------
                                                                                             Document    Explanation
REQUIRED DOCUMENTS                                                          Form No.         Attached      Attached
---------------------------------------------------------------------- -------------------- ------------ -------------
Schedule of Cash Receipts and Disbursements                            MOR-1                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)                         |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of bank statements                                                                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Cash disbursements journals                                                                               |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Statement of Operations                                                MOR-2                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Balance Sheet                                                          MOR-3                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Status of Postpetition Taxes                                           MOR-4                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of IRS Form 6123 or payment receipt                                                                |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Copies of tax returns filed during reporting period                                                       |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Summary of Unpaid Postpetition Debts                                   MOR-4                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
   Listing of aged accounts payable                                                                          |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Accounts Receivable Reconciliation and Aging                           MOR-5                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------
Debtor Questionnaire                                                   MOR-5                                 |X|
---------------------------------------------------------------------- -------------------- ------------ -------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------         ---------------------------------
Signature of Debtor                            Date


--------------------------------------         ---------------------------------
Signature of Joint Debtor                      Date


/s/ Mark Holtzman                              August 21, 2001
--------------------------------------         ---------------------------------
Signature of Authorized Individual*            Date


Mark Holtzman                                  Vice President & Controller
--------------------------------------         ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR-
                                                                          (9/99)

HomeGrocer.com, Inc.
Monthly Operating Report

The debtor did not operate during the reporting period. All disbursements were paid by Webvan Group, Inc. (Case No. 01-2404). Please refer to the Monthly Operating Report of Webvan Group, Inc. for details.